                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.

                              Dated: March 1, 2000

The subsection "Minimums" on page 43 is amended to reduce the investment minimums for the I Class U.S. equity and fixed income funds to read as follows:

                                                                      Additional
                                         Initial  Additional   IRA       IRA
                                         -------- ---------- -------- ----------
All U.S. Equity and
Fixed Income Funds...................... $ 25,000  $ 5,000   $  2,000  $   500

International Funds..................... $250,000  $25,000   $250,000  $25,000

Under the section titled "Galileo Small Cap Value Fund" on page 28 Tyler D. Davis is deleted as a portfolio manager.

Under the subsection titled "Portfolio Managers" on page 40 Tyler D. Davis is deleted.

November 1, 2000                                                         EIP1000